UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2014
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (e).	Compensatory Arrangements of Certain Officers
On May 9, 2014, Marriott International's ("Marriott") shareholders approved the Company’s Stock and Cash Incentive Plan ("the Stock Plan"), as amended.  The amendments to the plan that were subject to shareholder approval consisted of the following: First, we amended the list of business criteria on which performance goals may be based for cash and stock awards that we intend to qualify as performance-based compensation under Section 162(m). Second, we amended the Stock Plan to reduce the maximum number of shares subject to stock awards that we may grant to any employee in any fiscal year, and to impose a new dollar limit on the value of shares subject to stock awards that we may grant to any non-employee director in any fiscal year. The foregoing description is qualified in its entirety by reference to the full text of the amendments as set forth in the Stock Plan, which appears as Exhibit A to Marriott’s 2014 Proxy Statement ("Proxy Statement"), filed with the Securities and Exchange Commission on April 4, 2014.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders
On May 9, 2014, Marriott held its Annual Meeting of Shareholders. Marriott’s shareholders voted on the matters outlined in the Proxy Statement as follows:

1.	Marriott’s shareholders elected eleven director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J.W. Marriott, Jr.	2,309,012,320	69,890,600	3,764,940	238,278,240
John W. Marriott III	2,307,473,030	70,158,390	5,036,440	238,278,240
Mary K. Bush	2,356,872,170	18,711,380	7,084,310	238,278,240
Frederick A. Henderson	2,309,661,660	66,224,740	6,781,460	238,278,240
Lawrence W. Kellner	2,354,946,570	21,146,060	6,575,230	238,278,240
Debra L. Lee	2,354,177,210	20,628,280	7,862,370	238,278,240
George Muñoz	2,356,856,460	19,075,890	6,735,510	238,278,240
Harry J. Pearce	2,352,132,120	23,292,760	7,242,980	238,278,240
Steven S Reinemund	2,351,103,430	23,632,200	7,932,230	238,278,240
W. Mitt Romney	2,345,681,730	30,094,400	6,891,730	238,278,240
Arne M. Sorenson	2,359,041,990	18,832,360	4,793,510	238,278,240

2.	Marriott’s shareholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2014 with the following votes:

FOR	AGAINST	ABSTAIN
2,599,558,260	16,351,150	5,036,690

3.	Marriott’s shareholders approved the advisory resolution to approve the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,175,840,370	192,774,060	14,053,430	238,278,240

4.	Marriott's shareholders approved Marriott's Stock Plan, as amended, with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,140,830,170	230,572,960	11,264,730	238,278,240

5.	Marriott's shareholders did not approve a shareholder resolution proposing that a simple majority voting standard be applied throughout Marriott's governance documents with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,115,518,600	1,251,329,860	15,819,400	238,278,240

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 14, 2014	By:	/s/ Bancroft S. Gordon
Bancroft S. Gordon
Vice President, Senior Counsel and Corporate Secretary

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